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                                       Exhibit 99.7 Amended and Restated
                                                    Loan Agreement between the
                                                    Trust and Summit Bank ("SB")

                       AMENDED AND RESTATED LOAN AGREEMENT

         AGREEMENT dated this 19th day of July, 1996, by and between BRANDYWINE REALTY TRUST, a Maryland real estate investment trust with an office at Two Greentree Centre, Suite 100, Marlton, New Jersey 08053 ("Borrower"), and SUMMIT BANK, a New Jersey state bank (formerly known as United Jersey Bank/South, N.A. and United Jersey Bank) with an office at 1800 Chapel Avenue West, Cherry Hill, New Jersey 08002 ("Bank").

                                   Background

         On December 29, 1993 the Bank and UM Real Estate Investment Corp. ("UM Corp.") entered into a Loan Agreement ("Original Loan Agreement") pursuant to which the Bank agreed to loan to UM Corp. (i) $6,000,000 ("Acquisition Loan") to finance the acquisition of certain real property located at 457 Haddonfield Road and constituting Block 176.01, Lot 1, in Cherry Hill Township, Camden County, New Jersey, as more particularly described on Exhibit A attached hereto ("Primary Property"), and the improvements thereon including a seven (7) story office building containing approximately 121,737 net rentable square feet (collectively, the "Building"), and (ii) up to $1,500,000 ("Construction Loan") to finance the construction of certain tenant improvements to the Building. The Acquisition Loan and Construction Loan are hereinafter referred to collectively as the "Original Loans". The Acquisition Loan was evidenced by a Promissory Note dated December 29, 1993 in the stated principal amount of $6,000,000 executed by UM Corp. and made payable to the order of the Bank ("Acquisition Note"), and the Construction Loan was evidenced by a Promissory Note dated December 29, 1993 in the stated principal amount of $1,500,000 executed by UM Corp. and made payable to the order of the Bank ("Construction Note"). The Acquisition Note and the Construction Note are hereinafter referred to collectively as the "Original Notes".

         As security for the Original Loans, UM Corp. delivered or caused to be delivered to the Bank, inter alia: (i) a Mortgage and Security Agreement dated December 29, 1993 and recorded in the Office of the Register of Deeds of Camden County, New Jersey, in Mortgage Book 4130, page 558 ("Original Mortgage"), executed by UM Corp. in favor of the Bank and covering the Primary Property and Building; (ii) an Unconditional Assignment of Leases dated December 29, 1993 and recorded in the Office of the Register of Deeds of Camden County, New Jersey, in Mortgage Book 4130, page 603 ("Original Assignment of Leases"), executed by UM Corp. in favor of the Bank and covering all leases with respect to the Primary Property and Building; (iii) UCC Financing

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Statements dated December 29, 1993 and filed in the New Jersey Secretary of
State's Office and Camden County Clerk's Office ("Original Financing Statements"), executed by UM Corp. in favor of the Bank to evidence the grant of security interests in the fixtures and personalty owned by UM Corp. and used in connection with the Primary Property and Building; (iv) an Assignment of Contract Rights and Interests in Licenses, Permits and Agreements dated December 29, 1993 ("Original Assignment of Contract Rights"), executed by UM Corp. in favor of the Bank; (v) a Collateral Assignment of Plans, Specifications, Surveys, Drawings and Reports dated December 29, 1993 ("Original Assignment of Plans"), executed by UM Corp. in favor of the Bank; (vi) an Environmental Agreement dated December 29, 1993 ("Original Environmental Agreement") executed by UM Corp. and the Bank covering the Primary Property and Building; and (vii) an Unconditional Guaranty of Performance dated December 29, 1993 ("Original Performance Guaranty") executed by John Aglialoro ("Original Guarantor") in favor of the Bank.

         The Original Loan Agreement, the Original Notes, the Original Mortgage, the Original Assignment of Leases, the Original Financing Statements, the Original Assignment of Contract Rights, the Original Assignment of Plans, the Original Environmental Agreement and the Original Performance Guaranty, together with any and all other documents executed and delivered by UM Corp. or the Original Guarantor in connection with the creation of the Loans, are hereinafter referred to collectively as the "Original Loan Documents".

         On January 31, 1994 UM Corp. was merged into UM Real Estate Investment Company, LLC ("UM Company"). On April 23, 1994, UM Corp., UM Company and the Original Guarantor executed and delivered to the Bank an Instrument of Assumption ("Instrument of Assumption") pursuant to which the Loans were reaffirmed and UM Company expressly assumed and became liable for the Loans. In addition, in connection therewith UM Company delivered to the Bank the following documents: (i) a Notes, Mortgage and Security Agreement Modification Instrument dated March 26, 1994 and recorded in the Office of the Register of Deeds of Camden County, New Jersey, in Mortgage Book 4212, Page 119 ("First Amendment of Mortgage"); (ii) UCC Financing Statements filed in the New Jersey Secretary of State's Office and Camden County Clerk's Office ("New Financing Statements");
(iii) a First Amendment to Promissory Note ("First Amendment of Acquisition Note"), amending the Acquisition Note; and (iv) a First Amendment to Promissory Note ("First Amendment of Construction Note"), amending the Construction Note.

         The Instrument of Assumption, the First Amendment of Mortgage, the New Financing Statements, the First Amendment of Acquisition Note and the First Amendment of Construction Note, together with any and all other documents executed and delivered

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by UM Corp., UM Company or the Original Guarantor in connection with the assumption of obligations under the Original Loans, are hereinafter referred to collectively as the "Assumption Documents".

         On October 14, 1994 UM Company and the Bank executed a First Amendment to Loan Agreement ("First Amendment of Original Loan Agreement") in order to permit the Construction Loan to be used for certain other purposes and to extend the maturity date and certain other time frames relating to the Construction Loan. In connection therewith, (i) a Second Amendment to the Acquisition Note ("Second Amendment of Acquisition Note") was executed by UM Company in favor of the Bank, and (ii) an Amended and Restated Promissory Note dated October 14, 1994 ("Amended and Restated Construction Note") was executed by UM Company in favor of the Bank to replace the Original Construction Note.

         As additional security for the Original Loans, UM Company delivered or caused to be delivered to the Bank, inter alia: (i) a Second Note, Mortgage and Security Agreement Modification Instrument dated October 14, 1994 and recorded in the Office of the Register of Deeds of Camden County, New Jersey ("Second Amendment of Mortgage") executed by UM Company and the Bank, amending and modifying the Original Mortgage; (ii) a Mortgage and Security Agreement dated October 14, 1994 and recorded in the Office of the Register of Deeds of Camden County, New Jersey, in Mortgage Book 4283, page 445 ("Additional Mortgage") executed by UM Company in favor of the Bank covering certain real property located adjacent to the Primary Property at 1700 Chapel Avenue and constituting Block 176.01, Lots 2 and 3, in Cherry Hill Township, Camden County, New Jersey, as more particularly described on Exhibit B attached hereto ("Additional Property"), and any and all improvements thereon (collectively, the "Additional Property Improvements"); (iii) an Assignment of Contract Rights and Interests in Licenses, Permits and Agreements dated October 14, 1994 ("Additional Assignment of Contract Rights"), executed by UM Company in favor of the Bank; (iv) a Collateral Assignment of Plans, Specifications, Surveys, Drawings and Reports dated October 14, 1994 ("Additional Assignment of Plans"), executed by UM Company in favor of the Bank; (v) an Environmental Agreement dated October 14, 1994 ("Additional Environmental Agreement"), executed by UM Company and the Bank covering the Additional Property and Additional Property Improvements; and (vi) a Confirmation of Unconditional Performance Guaranty dated October 14, 1994 ("Additional Performance Guaranty"), executed by the Original Guarantor in favor of the Bank.

         The First Amendment of Original Loan Agreement, the Second Amendment of Acquisition Note, the Amended and Restated Construction Note, the Second Amendment of Mortgage, the Additional Mortgage, the Additional Assignment of Contract

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Rights, the Additional Assignment of Plans, the Additional Environmental
Agreement and the Additional Performance Guaranty, together with any and all other documents executed and delivered by UM Company or the Original Guarantor in connection with such amendment of the Original Loans are hereinafter referred to collectively as the "Amendment Documents".

         The Original Loans, as assumed by UM Company and as amended and modified as set forth hereinabove, are hereinafter referred to collectively as the "Amended Original Loans", and the Original Loan Documents, as assumed by UM Company and as amended and modified by the Assumption Documents and Amendment Documents, are hereinafter referred to as the "Amended Original Loan Documents". The Primary Property and Additional Property are hereinafter referred to collectively as the "Real Property", and the Building and Additional Property Improvements are hereinafter referred to collectively as the "Improvements".

         As of this date, the aggregate outstanding principal balance of the Amended Original Loans is $7,289,226.41 and, immediately prior to the effectiveness of this Agreement, interest under the Amended Original Loans has been paid through June 30, 1996.

         Pursuant to a Purchase and Sale Agreement between UM Company and the Borrower dated March 28, 1996, as amended by First Amendment to Purchase and Sale Agreement dated May, 1996, Second Amendment to Purchase and Sale Agreement dated June 14, 1996 and Third Amendment to Purchase and Sale Agreement dated June 24, 1996 (collectively, the "Purchase Agreement"), concurrently herewith, UM Company is transferring and conveying the Real Property and Improvements to the Borrower for the total sum of $10,600,000, of which (i) $2,310,773.59 is being paid in cash or other immediately available funds, (ii) $7,289,226.41 is being paid by the Borrower's assumption of the Amended Original Loans and Amended Original Loan Documents and receipt of the Real Property and Improvements under and subject thereto, and (iii) $1,000,000 is being paid in the form of a loan from UM Company to the Borrower ("Seller Loan") evidenced by a promissory note in the principal amount of $1,000,000 ("Seller Note") and secured by a second mortgage covering the Real Property and Improvements ("Seller Mortgage"). In order to document and evidence the transfer to and assumption by the Borrower of the Amended Original Loans referred to in clause
(ii) of the immediately preceding sentence, concurrently herewith UM Companies, the Original Guarantor, the Borrower and the Bank are executing an Assignment, Assumption and Release Agreement dated this date ("Assignment and Assumption").

         The Borrower and the Bank desire to amend and restate the Amended Original Loans and Amended Original Loan Documents in their entirety, and in connection therewith the Borrower desires to borrow additional funds from the Bank and the Bank is prepared

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to lend such additional funds to the Borrower, all subject to the terms and conditions set forth herein.

                                    Agreement

         NOW THEREFORE, in consideration of the premises, and of the mutual promises and undertakings of the parties set forth herein, and with the intention of being legally bound hereby, the parties hereto agree to amend and restate in its entirety the Original Loan Agreement, as it may have been amended by one or more of the Amended Original Loan Documents, as follows:

         1. The Loan.

                  (a) Purpose and Amount. The Bank shall lend to the Borrower up to the sum of $9,777,140 (the "Loan"), consisting of (i) $8,480,000 to be used to partially finance the acquisition by the Borrower from UM Company of the Real Property and Improvements ("Acquisition Portion of the Loan"), and (ii) up to $1,297,140 to be used to finance the cost of certain tenant improvements ("Tenant Improvements") and leasing commissions ("Leasing Commissions") in connection with new leases (individually, a "New Lease" and, collectively, the "New Leases") hereinafter entered into between the Borrower and tenants with respect to portions or all of the approximately 40,782 square feet of currently vacant space ("Vacant Space") within the Improvements ("Tenant Improvement Portion of the Loan"), all in accordance with and subject to the terms and conditions set forth herein.

                  (b) Loan Documents.

                           (i) The Borrower's obligation to repay the Loan
and any other sums loaned to the Borrower by the Bank is evidenced by the Borrower's amended and restated promissory note dated this date in the principal amount of $9,777,140 ("Note"), providing for the payment of principal, together with interest thereon at the rate set forth therein, in such installments, at such times, and according to such further terms as set forth in the Note.

                      (ii)  As security for the Note and all of the
Borrower's obligations thereunder and hereunder, the Borrower shall execute and deliver to the Bank or cause to be executed and delivered to the Bank, as the case may be, the following:

                                    (A) An amended and restated mortgage and
security agreement ("Mortgage") covering the Real Property, the Improvements, and all building materials, fixtures, machinery and equipment necessary or incidental to the construction of the Tenant Improvements or the general operation and maintenance of the Real Property and Improvements, and all renewals and

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replacements thereof or additions thereto, and such other property as the Bank may reasonably require, all as more specifically described in the Mortgage.

                                    (B) An amended and restated assignment of
all of the Borrower's right, title and interest in and to any and all present and future leases and agreements of lease affecting the Real Property or Improvements or any part thereof ("Assignment of Leases and Rents").

                                    (C) An amended and restated assignment of
all of the Borrower's right, title and interest in and to all construction contracts, architect's agreements, other contracts and agreements, and any and all licenses, permits and approvals relating to the construction of the Tenant Improvements, and all other documents and rights relating to the construction of the Tenant Improvements ("Assignment of Contracts and Permits").

                                    (D) Such security agreements, financing
statements, continuation statements and other security instruments as the Bank shall require in order to create a valid and perfected first priority security interest in all personal property now owned or hereafter acquired by the Borrower and located on or used in connection with the Real Property and Improvements.

                     (iii) The Borrower shall execute and deliver such additional documents and instruments as the Bank shall reasonably require in order to perfect the Bank's interest in any of the foregoing property. The Note, Mortgage, Assignment of Leases and Rents, Assignment of Contracts and Permits, financing statements and other documents and instruments referred to above (all of which, together with this Agreement, are hereinafter collectively referred to as the "Loan Documents") shall be in form and substance satisfactory to the Bank, and all necessary filing and recording fees with respect thereto shall be paid by the Borrower.

                  (c) Additional Security. As additional security for the Note and all of the Borrower's obligations thereunder and hereunder, the Borrower hereby irrevocably assigns to the Bank and grants to the Bank a security interest in all of its right, title and interest in and to all Loan funds held by the Bank, whether or not disbursed, all funds in the Borrower's operating account for the Real Property and Improvements, and all reserves, deferred payments, deposits, refunds, cost savings and payments of any kind specifically relating to the Real Property or Improvements or construction of the Tenant Improvements. Upon the occurrence of an event of default under any of the Loan Documents, the Bank may use any of the foregoing for any purpose for which the Borrower could have used them under this Agreement, including without limitation, payments on account of the Loan.

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In addition, subject to paragraph 9 hereof, the Bank shall have all other rights and remedies with respect to any of the foregoing which are provided under applicable law or at equity.

         2. Representations and Warranties. The Borrower hereby represents and warrants to the Bank (which representations and warranties shall survive until the Loan has been paid in full) that:

                  (a) Formation; Existence. The Borrower is a real estate investment trust duly formed, validly existing and in good standing in the Maryland, has the power and authority to carry on its business as now conducted, including the ownership and operation of the Real Property and Improvements. The capital stock of the Borrower, representing the sole form of equity interest in the Borrower, is publicly traded on the American Stock Exchange. Gerard H. Sweeney is the President and Chief Executive Officer of the Borrower. True and correct copies of the Borrower's Trust Agreement, together with any and all amendments thereto, have been furnished to the Bank and the same are in full force and effect as of the date of this Agreement. To the best of the Borrower's knowledge, none of the equity interests of the Borrower has been offered, issued, distributed or sold in violation of any state or federal securities laws.

                  (b) Power and Authority; Authorization; Enforceability. The Borrower has full power, authority and legal right to execute, deliver and comply with each of the Loan Documents and any other document or instrument relating to the Loan to be executed by the Borrower, all actions of the Borrower and other authorizations necessary or appropriate for the execution and delivery of and compliance with the Loan Documents and such other documents and instruments have been taken or obtained and, upon their execution, the Loan Documents and such other documents and instruments shall constitute the valid and legally binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms subject to limitations on enforceability as may be imposed by laws relative to bankruptcy, insolvency or equitable principles generally.

                  (c) Governmental Approval of Loan Documents. No consent, approval or other authorization of or by any court, administrative agency or other governmental authority is required in connection with the Borrower's execution and delivery of or compliance with any of the Loan Documents or any other document or instrument relating to the Loan executed by the Borrower.

                  (d) Conflict; Breach. The Borrower's execution and delivery of and compliance with the Loan Documents and any other documents and instruments relating to the Loan will not conflict with or result in a breach of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court,

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administrative agency or other governmental authority, or of any agreement or other document or instrument to which the Borrower is a party or by which it is bound, and such action by the Borrower will not result in the creation or imposition of any lien, charge or encumbrance upon any property of the Borrower in favor of anyone other than the Bank.

                  (e) Litigation. There is no action, suit or proceeding pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or the Real Property before or by any court, administrative agency or other governmental authority, or which brings into question the validity of the transactions contemplated hereby.

                  (f) Financial Statements. The 10Q of the Borrower as of and for the period ending March 31, 1996 and the 10K of the Borrower as of and for the period ending December 31, 1995, including the financial statements contained therein, fairly and accurately reflect the financial condition of the Borrower as of and for the respective periods shown therein, and there has been no material adverse change in the financial condition or business of the Borrower since the respective dates thereof.

                  (g) Tax Returns. Any and all federal, state and local income tax returns required to have been filed by the Borrower (or extensions thereto) have been filed, and all taxes reflected upon any such tax returns, all past due taxes, interest and penalties and all estimated payments required to be paid have been paid.

                  (h) Bankruptcy; Insolvency. The Borrower has not applied for or consented to the appointment of a receiver, trustee or liquidator of itself or any of its property, admitted in writing its inability to pay its debts as they mature, made a general assignment for the benefit of creditors, been adjudicated a bankrupt or insolvent or filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, and no action has been taken by it for the purpose of effecting any of the foregoing. No order, judgment or decree has been entered by any court of competent jurisdiction approving a petition seeking reorganization of the Borrower, or all or a substantial part of the assets of the Borrower, or appointing a receiver, sequestrator, trustee or liquidator of the Borrower or any of its property.

                  (i) Title to Real Property. The Borrower has good and marketable title to an indefeasible fee simple estate in the Real Property, subject to no lien, charge or encumbrance except the

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Seller Mortgage and such as are listed as exceptions to title or exclusions from coverage in the title insurance policy being issued by Lawyers Title Insurance Corporation ("Title Company") to the Bank concurrently with the recording of the Mortgage. The Primary Property and Additional Property are contiguous to each other without the existence of any gaps or gores.

                  (j) Title to Personal Property. All personal property with respect to which the Borrower has granted to the Bank a security interest pursuant to any of the Loan Documents is otherwise owned by the Borrower free and clear of all liens, encumbrances and security interests.

                  (k) Environmental Matters.

                           (i) To the best of the Borrower's knowledge based
upon the Phase I environmental report described in paragraph 4(d)(iii) hereof ("Environmental Report") and the Purchase Agreement, except as may be set forth in the Environmental Report or the Purchase Agreement and except for the use and storage of Hazardous Substances (hereinafter defined) in de minimis amounts which are used in and stored in compliance with all applicable laws and regulations, (A) the Real Property has not been used for the generation, manufacture, storage or disposal of, and there has not been transported to or from the Real Property, any Hazardous Substances or Wastes (as hereinafter defined), (B) there are no Hazardous Substances or Wastes present on the Real Property, (C) the Real Property does not consist in whole or in part of any soils or vegetation that would be considered to be protected wetlands as defined in applicable federal, state and local laws and regulations ("Wetlands"), (D) there has been no use of the Real Property that may, under any federal, state or local law or regulation, require any closure or cessation of the use of the Real Property or impose upon the Borrower or its successors any monetary obligations,
(E) no lien or superlien has been recorded, asserted or threatened against the Real Property for any liability in connection with any environmental contamination, and (F) the Real Property is in compliance with all federal, state or local laws and regulations relating to environmental matters.

                           (ii) The Borrower's knowledge with respect to
environmental matters affecting the Real Property and Improvements is limited to such matters, if any, which appear in the Environmental Report or Purchase Agreement.

                           (iii) The Borrower has not been identified in any
litigation, proceeding or investigation as a responsible party or potentially responsible party for any liability for disposal or release of any Hazardous Substances or Wastes.

                  (iv) For the purposes hereof: (A) "Hazardous

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Substances" shall mean any flammable explosives, radioactive materials, asbestos, urea-formaldehyde, hazardous wastes, toxic substances or any other elements or compounds designated as a "hazardous substance", "pollutant", "contaminant" or "regulated substance" in the Comprehensive Environmental Response, Compensation and Liability Act or in the Resource Conservation and Recovery Act, both as amended by the Superfund Amendments and Reauthorization Act of 1986, or the Toxic Substance Control Act, the New Jersey Industrial Site Recovery Act, the New Jersey Spill Compensation and Control Act, or any other applicable federal, state or local law or regulation and (B) "Wastes" shall mean any hazardous wastes, biological or medical wastes, residual wastes, solid wastes or other wastes as those terms are defined in the applicable federal, state or local laws or regulations.

                  (l) Compliance with Laws. To the best of the Borrower's knowledge which is based upon UM Company's representations and warranties in the Purchase Agreement and in the letter dated July 2, 1996 from Cherry Hill Township to Brad A. Molotsky, Esq., counsel for the Borrower, the current use of the Real Property and Improvements as an office building complies in all respects with all subdivision, zoning, building and other applicable laws, ordinances, rules and regulations.

                  (m) Leases. The Borrower has delivered to the Bank true, correct and complete copies of all lease agreements affecting any portion of the Real Property and Improvements. To the best of the Borrower's knowledge based upon the estoppel certificates executed by lessees of the Real Property and Improvements and delivered to the Bank on the date hereof, there are no events of default in existence under any such lease agreements or events which, with the passage of time or giving of notice or both, would constitute an event of default under any such lease agreements.

                  (n) Management Agreements. There is no management agreement in effect with respect to the management or operation of the Real Property and Improvements.

         3. Covenants. The Borrower covenants and agrees that, until the Loan has been paid in full:

                  (a) Compliance with Laws. The Borrower shall operate and maintain the Real Property and Improvements as an office building in all respects in compliance with all subdivision, zoning, building, and other applicable laws, ordinances, rules and regulations.

                  (b) Leases. The Borrower shall not enter into any New Lease or similar agreement for space comprising any portion or all of the Real Property and Improvements without in each case using the standard form of lease agreement attached hereto as

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Exhibit C and obtaining the Bank's prior written approval of all of the terms and conditions thereof, which approval shall not be unreasonably withheld or delayed. Once any such lease or similar agreement is approved, the Borrower shall not amend, modify or cancel such lease or agreement without in each case obtaining the Bank's prior written approval.

                  (c) Management Agreements. The Borrower shall not enter into any management agreement with respect to all or any portion of the Real Property and Improvements without in each case obtaining the Bank's prior written approval, which shall not be unreasonably withheld or delayed so long as there is no continuing event of default in existence under any of the Loan Documents. With respect to any such approved management agreement, (i) there shall be no amendment or modification thereof without in each case obtaining the prior written approval of the Bank, and (ii) the lien and priority of payments under such management agreement shall be under and subject and subordinate to payments under the Loan pursuant to a subordination agreement among the Borrower, the manager and the Bank or other documentation satisfactory in form and substance to the Bank.

                  (d) Status of Title to Real Property and Improvements. Except for Permitted Transfers (as hereinafter defined), the Borrower shall not transfer control or ownership of the Real Property and Improvements or any part thereof, directly or indirectly, voluntarily or involuntarily, without the prior written approval of the Bank. Other than the Seller Mortgage, the Borrower shall not create or permit to exist any lien, encumbrance or security interest (whether consensual or otherwise) in favor of any third party with respect to the Real Property and Improvements or any item of property, whether or not a fixture, installed on the Real Property and Improvements or stored thereat and the Borrower shall keep all such property free from any such lien, encumbrance or security interest other than those created in favor of the Bank as contemplated herein and liens for taxes not yet due and payable. In general, the Borrower shall keep the title to the Real Property and the Improvements free of any matter which would, at the time of completion of the Tenant Improvements, prevent any title insurance company from certifying the lien of any mortgage to be executed in favor of a permanent lender or other mortgagee in substitution for or in payment of the Loan, as other than a good and valid first lien upon the Real Property and the Improvements.

                  (e) Mechanic's Liens and Other Encumbrances. The Borrower shall pay, discharge or obtain release bonds from a reputable surety company satisfactory to the Bank for any mechanic's liens or other encumbrances which may be filed or recorded against the Real Property or Improvements within ten
(10) days after it receives notice thereof, from the Bank or

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otherwise. In the event that the Borrower shall fail to pay or discharge any such mechanic's lien or other encumbrance, the Bank, in addition to such other rights as may be available to it, may pay and discharge such mechanic's lien or other encumbrance or deposit in escrow an amount sufficient to do so or cause a mechanic's lien release bond to be issued with respect thereto and pay such amounts as may be necessary in connection therewith, and all amounts so paid or deposited shall be treated as an advance of the Loan from the Bank to the Borrower.

                  (f) Environmental Matters. The Borrower will not, and will use reasonable efforts not to, permit any tenant or other occupant of the Real Property or Improvements to, store, use, generate, treat or dispose of any Hazardous Substances or Wastes on the Real Property or Improvements except in de minimus quantities and in accordance with applicable laws. The Borrower promptly shall advise the Bank in writing of and with respect to any pending or known threatened claim, demand, action or notice by any governmental authority or third party relating to any Hazardous Substances or Wastes affecting the Real Property or Improvements or the discovery or determination of the existence of any Hazardous Substances or Wastes or Wetlands on the Real Property or Improvements. The Bank shall have the right to join in or participate in any legal proceedings or actions initiated in connection with any Hazardous Substances, Wastes or Wetlands affecting the Real Property or Improvements. The Borrower shall reimburse the Bank for reasonable attorneys' fees and costs in connection therewith and the Borrower shall indemnify, defend and hold harmless the Bank from and against any claim, demand, loss or liability, including but not limited to costs of remedial action, response costs, personal injury and property damage, directly or indirectly arising out of or attributable to the use, generation, deposit, storage, release, discharge, disposal, burial, dumping, spilling, leaking or other presence of Hazardous Substances or Wastes on, under or affecting the Real Property or Improvements or arising as the result of the existence of Wetlands on the Real Property or Improvements. The foregoing indemnity shall specifically survive the repayment of the Loan and the satisfaction of the Mortgage. The Borrower shall not, without obtaining the Bank's prior written consent, which consent shall not be unreasonably withheld or delayed so long as there is no continuing event of default then in existence under any of the Loan Documents, enter into any settlement agreement, consent decree or other compromise in respect to any Hazardous Substances, Wastes or Wetlands affecting the Real Property or Improvements.

                  (g) Additional Financing. Except for the Seller Loan, the Borrower shall not incur any additional indebtedness secured by any lien or security interest on the Real Property and Improvements or any other property encumbered in favor of the Bank to secure the Loan.

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         (h) Financial Information.

                           (i) Within one hundred twenty (120) days after the
end of each fiscal year of the Borrower, the Borrower shall furnish the Bank with annual financial statements for the Borrower consisting of a balance sheet, a statement of income and expense, cash flow statement and rent roll for the Real Property and Improvements, prepared and audited by Arthur Andersen, L.P., or another independent certified public accounting firm acceptable to the Bank.

                           (ii) Within forty-five (45) days after the end of
each fiscal quarter annual period of the Borrower, the Borrower shall furnish the Bank with financial statements for such quarter annual period consisting of a balance sheet, statement of income and expense, cash flow statement and rent roll for the Real Property and Improvements, prepared by management and reviewed by Arthur Andersen, L.P., or another independent certified public accounting firm acceptable to the Bank.

                           (iii) Within thirty (30) days after the respective
filings thereof, the Borrower shall furnish the Bank with copies of the Borrower's federal and state income tax returns, certified by the chief financial officer of the Borrower as true and correct copies of such returns as filed.

                           (iv) The Borrower shall furnish to the Bank such
other financial information with respect to the Real Property and Improvements as the Bank from time to time reasonably may request.

                           (v) At all times during the term of the Loan, (i) the
Borrower's stated net worth shall equal or exceed $6,300,000 and (ii) the Borrower's Funds from Operations Payout Ratio (as defined by the National Association of Real Estate Investment Trusts, Inc.) shall not exceed one hundred ten percent (110%). Compliance with such covenants shall be confirmed in the quarter annual financial statements of the Borrower delivered pursuant to section (ii) hereof and shall be certified to by the chief financial officer of the Borrower.

                  (i) Composition of the Borrower. During the term of the Loan, the Borrower shall maintain its existence as a real estate investment trust under the laws of the State of Maryland. The Borrower's equity securities may be subject to normal trading in the public securities markets and there may be public offerings of the Borrower's equity securities without requirement for the Bank's consent with respect thereto ("Permitted Transfers"). However, the Bank shall have the right to review and approve, within ten (10) days after delivery to the Bank of all information reasonably necessary in order for the Bank to so review and approve, any merger involving the Borrower or any material change in the ownership of the equity securities of the Borrower, and in the event of any disapproval thereof by the Bank, the Loan, at the Bank's option, shall become due and payable within one hundred twenty (120) days after written notice thereof from the Bank to the Borrower. The Borrower shall advise the Bank of the nature of any changes in its Trust Agreement or other organizational documents promptly after any such changes, and the Borrower shall not change any such organizational documents in any manner which would affect its ability to perform any of its obligations under any of the Loan Documents, without in each case obtaining the prior written approval of the Bank.

                  (j) Principal Office. The Borrower shall maintain its principal office and/or the office where it keeps its books and records relating to the Real Property and Improvements at Two Greentree Centre, Suite 100, Marlton, New Jersey 08053, unless it gives the Bank prior written notice of any proposed change in location thereof.

                  (k) Books and Records. The Borrower shall keep complete and accurate books and records with respect to the Real Property and Improvements in accordance with generally accepted accounting principles consistently applied. The Borrower shall furnish to the Bank all such written information relating to its affairs as reasonably may be requested by the Bank from time to time.

                  (l) Operating Account. The Borrower shall maintain with the Bank its primary operating account for the Real Property and Improvements, which account shall be the sole depository for the rental income from the Real Property and Improvements.

                  (m) Audit. The Bank shall have the right at any time and from time to time, subject to two (2) days prior notice and during normal business hours, to audit the books and records of the Borrower relating to the Real Property and Improvements, and the Borrower shall be obligated to make available for any such audit all books, records and other information relating to the Real Property and Improvements that the Bank may reasonably request for such purpose and to cooperate fully with the Bank in connection therewith. The cost of any such audit shall be borne by the Bank if at the time thereof there is no event of default then in existence under any of the Loan Documents, and the cost thereof shall be borne by the Borrower if there is an event of default then in existence under any of the Loan Documents.

                  (n) Use of Proceeds. The Borrower shall use the proceeds of the Loan solely for the purposes and in the amounts set forth in paragraph 1(a) hereof.

                  (o) Changed Circumstances. The Borrower shall promptly notify the Bank in the event any representation or warranty made by the Borrower herein or in any other documents furnished to the Bank in connection with this Agreement becomes false or inaccurate in any material respect.

                  (p) Bank's Costs. The Borrower shall pay or reimburse the Bank for all reasonable costs and expenses (including but not limited to attorneys', surveyors', appraisal, environmental and engineering fees and costs) incurred by the Bank in connection with the preparation, review, modification and enforcement of the Loan Documents and any other document or instrument relating to the Loan and the collection of the Loan.

                  (q) Bank's Fees. As compensation for the expenses of underwriting and evaluating the Loan, the Borrower shall pay to the Bank on the date hereof the sum of $100,000 ("Loan Fee"), less any portion thereof already paid by the Borrower to the Bank. The Loan Fee shall be in addition to the interest and any and all other amounts which the Borrower is required to pay under the Loan Documents.

         4. Conditions Precedent. The obligation of the Bank to make the Loan to the Borrower is subject to the satisfaction of the following conditions precedent:

                  (a) Representations and Warranties. Each and all of the representations and warranties set forth in paragraph 2 hereof shall be true and correct in all respects.

                  (b) Fees, Charges and Premiums. The Borrower shall have paid for all premiums on insurance policies and bonds, all recording and title company costs and charges assessed against the Borrower, the commitment fee of the Bank, and the legal fees and disbursements of the Bank's counsel in connection with the Loan.

                  (c) Delivery of Loan Documents. The Loan Documents shall have been duly executed and delivered to the Bank and, where applicable, shall have been delivered to the Title Company for recording or filing in the appropriate public office.

                  (d) Delivery of Other Documents. The following documents shall have been delivered by or on behalf of the Borrower to the Bank:

                           (i) Survey of Real Property and Improvements.  An
as-built survey of the Real Property and Improvements, certified to and acceptable to the Bank and the Title Company and paid for by the Borrower bearing the stamp of a registered surveyor showing the distance to the nearest intersection and the location of all improvements, utility lines, easements, rights-of-way, restrictions, encroachments and building setback lines, together with a metes and bounds description of the Real Property and

Improvements corresponding to such survey, sufficient to enable the Title Company to issue title insurance without a survey exception and to issue a contiguity endorsement insuring that the Primary Property and Additional Property are contiguous to each other without the existence of any gaps or gores.

                           (ii) Appraisal.  An appraisal of the Real Property
and Improvements based upon their current fair market value ("As Is Value") and based upon their fair market value assuming the execution of New Leases covering all of the current Vacant Space within the Improvements and full advance of the Tenant Improvement Portion of the Loan ("Fully Leased Stabilized Value"), which appraisal shall (i) be performed in accordance with the provisions of Title 11 of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 by an appraiser selected by or acceptable to the Bank, (ii) indicate that the principal amount of the Acquisition Portion of the Loan is no greater than eighty percent (80%) of the As Is Value and that the principal amount of the sum of (A) the Acquisition Portion and (B) the Tenant Improvement Portion of the Loan, do not exceed seventy-five percent (75%) of the Fully Leased Stabilized Value of the Real Property and Improvements, and (iii) otherwise be satisfactory in form and substance to the Bank.

                           (iii) Environmental Report. A phase I environmental
report prepared by an independent environmental engineering firm or firms acceptable to the Bank and paid for by the Borrower indicating that there are no Hazardous Substances, Wastes or Wetlands in, on or around the Real Property and Improvements and otherwise in form and substance satisfactory to the Bank.

                           (iv) Structural and Engineering Report.  A report
prepared by an independent engineering firm or firms acceptable to the Bank, paid for by the Borrower, and in form and substance satisfactory to the Bank, stating that such firm has inspected the physical condition and structural integrity of the Improvements on the Real Property, including, but not limited to, heating, ventilation and air conditioning units, and electrical, plumbing, roofing and mechanical systems, and has found them to be in good working order and repair.

                           (v) Certificates of Occupancy; Evidence of
Compliance. Copies of all applicable certificates of occupancy (or their equivalents) for the Real Property and Improvements, and/or other evidence satisfactory to the Bank that the Real Property and Improvements and the use thereof complies with all applicable governmental requirements, including but not limited to zoning, subdivision, land use and development, building, safety and health laws, ordinances and regulations.

                           (vi) Title Insurance. Marked-up title reports of
the Title Company, representing its commitment to issue in favor of the Bank, but at the expense of the Borrower, standard ALTA form mortgagee title insurance policies including endorsements, insuring the lien of the Mortgage as a first lien on the Real Property and Improvements, free and clear of all liens (including possible mechanic's liens, filed or unfiled) and encumbrances and subject only to such objections and exceptions as the Bank may approve.

                           (vii) Property, Liability and Other Insurance. Fully
paid fire insurance policy covering risk of loss or damage to the Real Property and Improvements due to fire and such other casualties as the Bank may require with limits equal to one hundred percent (100%) of the full replacement cost with such company or companies reasonably approved by the Bank and containing mortgagee clauses in favor of the Bank in form and content reasonably satisfactory to the Bank; fully paid flood insurance policy, if determined to be necessary by the Bank, applicable to such portion of the Improvements as are in the flood hazard area; rent loss insurance applicable for a period of at least one (1) year following the occurrence of a casualty, which shall be assignable to the Bank; and fully paid liability insurance the Borrower in amounts reasonably acceptable to the Bank and naming the Bank as additional insured thereunder. Receipt of the aforesaid policies or certificates shall not bar the Bank from requiring other or additional insurance which the Bank reasonably requires due to changed circumstances and which insurance is commercially reasonable to obtain for real estate properties similar to the Real Property and Improvements.

                           (viii) Opinion of Counsel. A written opinion of the
Borrower's counsel who shall be acceptable to the Bank, which shall be satisfactory in form and substance to the Bank, (A) with respect to the matters set forth in paragraphs 2(a), (b), (c), (d) and (e) of this Agreement, (B) to the effect that the Loan is not usurious, and (C) that such counsel, based upon a factual certificate of the Borrower included with the written opinion, is not aware of any matters contrary to the representations and warranties of the Borrower contained in this Agreement.

                           (ix) Leases. Copies of all lease agreements affecting
the Real Property and Improvements, or any part thereof, all of which shall be in form and substance satisfactory to the Bank. In addition, the Borrower shall furnish to the Bank an estoppel certificate and a subordination, non-disturbance and attornment agreement, acceptable to the Bank in form and substance, with respect to such of the existing lease agreements as the Bank may request.

                           (x) Current Rent Roll. A current rent roll for the
Real Property and Improvements (including commencement date, termination date and monthly rent for each lease) in form and substance reasonably satisfactory to the Bank and certified as true and correct by the chief financial officer of the Borrower.

                           (xi) Management Agreement. Copies of any management
agreement relating to the Real Property and Improvements, which shall be in form and substance reasonably satisfactory to the Bank.

                           (xii) Financial Statements. Current and complete Form
10Q's and Form 10K's, including financial statements, and federal income tax returns for the Borrower, which shall have been reviewed and approved by the Bank.

                           (xiii) Organizational Documents. Certified copies of
the Trust Agreement and other organizational documents of the Borrower, together with evidence that said documents have been filed of record as required by applicable law, and certified resolutions or written consents from the appropriate sources authorizing the transactions provided for herein, all in form and substance reasonably satisfactory to the Bank.

                           (xiv) Purchase Agreement. A copy of the Purchase
Agreement and all environmental documentation referred to therein, certified as true, correct and complete by the Borrower.

                  (e) Delivery of Subordination Agreement. The Bank and UM Company shall have entered into a Subordination Agreement pursuant to which it is agreed that the Seller Loan shall be under and subject and subordinate in lien and priority to the payment of the Loan, on terms and conditions acceptable to the Bank.

         5. Loan Advances.

                  (a) On the date hereof, the Bank shall advance the full amount of the Acquisition Portion of the Loan. A portion thereof in the amount of $7,289,226.41 is represented by the Borrower's assumption of the Amended Original Loans and Amended Original Loan Documents, as amended and restated in their entirety by the Loan Documents. The balance thereof in the amount of $1,190,773.59 is represented by an advance of that amount to or for the account of the Borrower in payment of a portion of the purchase price for the Real Property and Improvements.

                  (b) From time to time after the date hereof, the Bank shall make advances of the Tenant Improvement Portion of the Loan with respect to New Leases, in each case subject to the following conditions:

                           (i)(A) The New Lease must be executed on a standard
lease in the form attached hereto as Exhibit C and must provide for a term of not less than five (5) years and a gross rent (subject to payment of electricity by the tenant) thereunder of not less than $18 per square foot of net rentable space; (B) the New Lease must cover a portion or all of the current Vacant Space within the Improvements; (C) advances for Tenant Improvements shall not exceed $30 per square foot with respect to current Vacant Space within the Improvements which constitutes unfinished space and $15 per square foot with respect to current Vacant Space within the Improvements which constitutes partially finished space; and (D) advances for Leasing Commissions shall not exceed $3.78 per square foot of space covered by the New Lease.

                           (ii) Advances of the Tenant Improvement Portion of
the Loan shall be made to or for the benefit of the Borrower from time to time as work progresses on the construction of the Tenant Improvements with respect to the New Lease, but such advances shall not be more frequent than monthly and shall be limited to ninety percent (90%) of the cost or value, whichever is less, of the completed work in place for which such advance is made with respect to hard costs but shall be one hundred percent (100%) of the cost or value, whichever is less, with respect to soft costs. Unless otherwise approved by the Bank, the remaining ten percent (10%), including any advances for Leasing Commissions, shall be advanced only upon completion of the construction of the Tenant Improvements with respect to the New Lease and delivery to the Bank of a final release of lien or other proof satisfactory to the Bank that final payment has been made for all material and labor furnished in connection with the Tenant Improvements with respect to the New Lease.

                           (iii) Advances of the Tenant Improvement Portion of
the Loan shall be made as construction of the Tenant Improvements with respect to the New Lease progresses upon written applications for payment ("Applications") by the Borrower which Applications shall be accompanied by invoices or paid receipts of the persons or entities for whose labor or materials payment is being sought. Applications shall be submitted only for work completed and materials, free of any lien, encumbrance or security interest, physically incorporated into the construction of the Tenant Improvements. Each Application, as thus submitted, automatically shall constitute a representation and certification by the Borrower that (A) the work done and materials supplied to date are in strict accordance with any applicable plans and specifications,
(B) the work and materials for which payment is requested have been physically incorporated into the construction of the Tenant Improvements, (C) the value is as stated, (D) the work and materials conform with all applicable rules and regulations of the governmental authorities having jurisdiction of the Real Property, (E) payment for the work and materials described in such Application has been made or will be made with the proceeds of the advances for which the

Application was submitted, (F) no event has occurred which is or with the passage of time or giving of notice or both would become an event of default under any of the Loan Documents, and (G) each and all of the representations and warranties set forth in paragraph 2 hereof continue to be true. The Bank reserves the right to approve the form and content of each Application and to verify the representations therein by an inspection of the Real Property and Improvements. Each Application shall be subject to approval by the Bank Consultant (as hereinafter defined).

                           (iv) The Bank shall have reviewed and approved the
identity of the contractor and, if applicable, the architect to be retained by the Borrower, the plans and specifications, and budget, with respect to the Tenant Improvements under the New Lease, each such approval not to be unreasonably withheld or delayed.

                           (v) The Borrower shall have received, and the Bank
shall have reviewed and approved, all necessary and appropriate licenses, permits and approvals, including without limitation building permits, for the construction of the Tenant Improvements with respect to the New Lease.

                           (vi) The Bank shall have the right to retain an
architect or engineer of its selection to act as the Bank's consultant (the "Bank Consultant") in connection with the construction of the Tenant Improvements, to analyze all pertinent data relating to the construction of the Tenant Improvements and make periodic inspections to verify the progress of construction of the Tenant Improvements.

         6. Limitation of the Bank's Liability; Indemnity.

                  (a) Although the Bank and its agents may inspect the course of construction and other matters pertaining to the Tenant Improvements, such inspections are solely for the protection of the Bank as lender, and the Borrower hereby confirms that the Bank is not making and will not be deemed to make any representations or warranties as to any matters pertaining to the Tenant Improvements by reason of such inspections.

                  (b) The rights and benefits of this Agreement shall not inure to the benefit of any third party, except as provided in paragraph 10(e) of this Agreement. Notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, or any conduct or course of conduct by the Borrower or the Bank or their respective affiliates, agents or employees, neither this Agreement nor any such Loan Documents shall be construed as creating any rights, claims or causes of action against the Bank in favor of any other person or entity other than the Borrower.

                  (c) Subject to the provisions of paragraph 9 hereof and only so long as the Bank has not assumed possession and caused the same, the Borrower, for itself and all those claiming under or through it, agrees to protect, indemnify, defend and hold harmless the Bank, its directors, officers and employees, from and against any and all liability, expense, or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses, arising out of this Agreement or in connection herewith unless and except arising solely as a result of the Bank's gross negligence or willful misconduct or actions of the Bank following its assumption of possession of the Real Property and Improvements. This obligation specifically shall survive the repayment of the Loan as to any such liability, expense, damage, suit, claim or demand that arises, or the allegations or rights with respect thereto which arise, prior to the repayment of the Loan.

         7. Maximum Rate of Interest on Loan. Notwithstanding anything to the contrary contained herein or in any other document executed in connection with the Loan, the effective rate of interest on the Loan shall not exceed the maximum effective rate of interest permitted by applicable law or regulation. The Borrower hereby agrees to give the Bank written notice in the event that the Borrower has actual knowledge that any interest payment made to the Bank with respect to this Loan will cause the total interest payments collected in any one year to be usurious under applicable law, and the Bank hereby agrees not to collect knowingly any interest from the Borrower in the form of fees or otherwise which will render this Loan usurious. In the event that such interest would be usurious in the Bank's opinion, the Bank reserves the right to reduce the interest payable by the Borrower. This provision shall survive closing hereunder and the repayment of the Loan.

         8. Defaults.

                  (a) Events of Default. The occurrence of any one or more of the following events, after the expiration of any applicable notice and/or cure period specifically provided for herein, shall, at the sole option of the Bank, constitute an "event of default" hereunder:

                           (i) The Borrower shall fail to pay any regularly
scheduled installment of principal and/or interest due to the Bank under the Note when the same shall become due and payable (including payment of the Loan on the Maturity Date (as defined in the Note)) or the Borrower shall fail to make any other payment due under any of the Loan Documents within fifteen (15) days after notice thereof from the Bank;

                           (ii) Except as otherwise provided for herein, the
Borrower shall fail to observe or perform any of the covenants or agreements on its part to be observed or performed under this Agreement or under any of the other Loan Documents within thirty (30) days after written notice from the Bank of such non-compliance, provided that if such non-compliance cannot reasonably be cured within such thirty day period but the Borrower undertakes within such thirty day period and thereafter diligently pursues the curing of such non-compliance, then the period within which the Borrower shall cure such non-compliance shall be extended to sixty (60) days after the original written notice from the Bank of such non-compliance;

                           (iii) Any representation or warranty of the Borrower
under the Note or under any of the other Loan Documents shall be untrue in any material respect;

                           (iv) Any event of default, after the expiration of
any applicable notice and/or cure period specifically provided for therein, shall occur under any of the other Loan Documents or under any documents evidencing or securing the Seller Loan;

                           (v) The Borrower shall apply for or consent to the
appointment of a receiver, trustee or liquidator of itself or any of its property, admit in writing its inability to pay its debts as they mature, make a general assignment for the benefit of creditors, be adjudicated a bankrupt, insolvent or file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if action shall be taken by the Borrower for the purpose of effecting any of the foregoing;

                           (vi) Any order, judgment or decree shall be entered
by any court of competent jurisdiction, approving a petition seeking reorganization of the Borrower or all or a substantial part of the assets of the Borrower, or appointing a receiver, sequestrator, trustee or liquidator of the Borrower or any of its property and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) days; or

                           (vii) The Improvements shall be materially injured or
destroyed by fire or other casualty for which the cost of restoration is not fully insured or, if not fully insured, the Borrower has failed to deposit with the Bank the difference between the insurance proceeds received and the cost of restoration, or in lieu thereof, has failed to agree with the Bank to provide such funds or, in connection with such agreement, has failed to provide the Bank with reasonable assurances that such funds are available, all in accordance with the terms of the Mortgage.

                  (b) Acceleration and Remedies. Upon the occurrence of any event of default hereunder, in addition to any other rights or remedies available to it hereunder or under any other Loan Document or at law or in equity, subject however to the limitations set forth in paragraph 9 hereof, the Bank may exercise any or all of the following rights and remedies in such order and at such time or times as it may deem necessary or appropriate:

                           (i) declare the outstanding principal balance of the
Loan, together with all accrued and unpaid interest thereon and all other sums due hereunder or under any of the other Loan Documents, to be immediately due and payable in full; and/or

                           (ii) set off all property of the Borrower now or
hereafter at any time in its possession in any capacity whatsoever including, but not limited to, any balance or share of any deposit, trust or agency account, as to all of which property the Borrower hereby grants the Bank a lien and security interest.

                  (c) Remedies Cumulative, etc.

                           (i) No right or remedy conferred upon or reserved to
the Bank under any of the Loan Documents, or with respect to any guaranty of payment of the Loan or of performance of any of the Borrower's obligations under any of the Loan Documents or any collateral securing the payment of the Loan under any of the Loan Documents (such guaranty and such other collateral, collectively, the "Collateral"), now or hereafter existing at law or in equity or by statute or other legislative enactment, is intended to be or shall be deemed exclusive of any other such right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and shall be in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of the Bank, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefore shall occur. The Bank acknowledges that there is no independent guaranty agreement with respect to the Loan in existence on the date of this Agreement. No act (or failure to act) of the Bank shall be deemed or construed as an election to proceed under any one such right or remedy to the exclusion of any other such right or remedy; furthermore, each such right or remedy of the Bank shall be separate, distinct and cumulative and none shall be given effect to the exclusion of any other. The failure to exercise or delay in exercising any such right or remedy, or the failure to insist upon strict performance of any term of any of the Loan Documents, shall not be construed as a waiver or release of the same, or of any event of default thereunder, or of any obligation or liability of the Borrower thereunder. Nothing herein, however, shall be construed to prevent the Bank from waiving any condition, obligation or default it should so elect. In the event of such election by the Bank, any waiver, in order to be effective, must be in writing and signed by the Bank, and any such waiver shall be strictly limited in its effect to the condition, obligation or default specified therein and shall not extend to any subsequent condition, obligation or default or impair any right of the Bank with respect thereto.

                           (ii) The recovery of any judgment by the Bank and/or
the levy of execution under any judgment shall not affect in any manner or to any extent, liens or other security interests in any Collateral, or any rights, remedies or powers of the Bank under any of the Loan Documents or with respect to any Collateral, but such liens and security interests, and such rights, remedies and powers of the Bank shall continue unimpaired as before. Further, the entry of any judgment by the Bank shall not affect in any way the interest rate payable under any of the Loan Documents on any amounts due to the Bank, but interest shall continue to accrue on such amounts at the Default Rate (as hereafter defined).

                           (iii) The Borrower hereby waives presentment, demand,
notice of nonpayment, protest, notice of protest, or other notice of dishonor, and any and all other notices in connection with any default in the payment of, or any enforcement of the payment of, the Loan except as may be otherwise specifically set forth herein. To the extent permitted by law, the Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. The Borrower further waives and releases all procedural errors, defects and imperfections in any proceedings instituted by the Bank under the terms of any of the Loan Documents or with respect to any Collateral.

                           (iv) The Borrower agrees that the Bank may release,
compromise, forbear with respect to, waive, suspend, extend or renew any of the terms of the Loan Documents (and the Borrower hereby waives any notice of any of the foregoing), and that the Loan Documents may be amended, supplemented or modified by the Bank and the other signatory parties and that the Bank may resort to any Collateral in such order and manner as it may think fit, or accept the assignment, substitution, exchange, pledge, or release of all or any portion of any Collateral, for such consideration, or none, as it may require, without in any way affecting the validity of any liens upon or other security interests in the remainder of any such Collateral (or the priority thereof or the position of any subordinate holder of any lien or other security interest with respect thereto); and any action taken by the Bank pursuant to the foregoing shall in no way be construed as a waiver or release of any right or remedy of the Bank, or of any event of default, or of any liability or obligation of the Borrower, under any of the Loan Documents.

                  (d) Default Rate. Following the occurrence of any event of default and continuing either until such event of default is cured and that fact acknowledged by the Bank or until the principal sum then outstanding under the Note and all other sums payable under the Loan Documents are paid in full, the principal sum outstanding under the Note shall bear interest at rate equal to the annual interest rate then applicable under paragraph 1 of the Note plus four percent (4%) per annum, which rate shall change if, when and as such interest rate changes ("Default Rate"), and shall be secured by the Mortgage and all other Collateral.

                  (e) Cost and Expenses. The Borrower shall pay upon demand all reasonable costs and expenses (including all amounts paid to attorneys, accountants, real estate brokers and other advisors employed by the Bank) incurred by the Bank in the exercise of any of its rights, remedies or powers under any of the Loan Documents, or as a secured or unsecured creditor, as the case may be, of the Borrower in any federal or state bankruptcy proceedings, or with respect to any Collateral with respect to such event of default, and any amount thereof not paid promptly following demand therefor together with interest thereon at the Default Rate from the date of such demand, shall become part of the Loan and shall be secured by the Mortgage and all other Collateral. In connection with and as part of the foregoing, in the event that any of the Loan Documents is placed in the hands of an attorney for the collection of any sum payable thereunder, the Borrower agrees to pay reasonable attorneys' fees for the collection of the amount being claimed under such Loan Document, as well as all costs, disbursements and allowances provided by law, the payment of which sums shall be secured by the Mortgage and all other Collateral.

                  (f) Jurisdiction; Venue. The Borrower agrees that any action or proceeding against it to enforce the Loan may be commenced in state or federal court in Camden County in the State of New Jersey, and the Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served if served by registered or certified mail in accordance with the notice provisions set forth herein, and the Borrower expressly waives any and all defenses to an exercise of personal jurisdiction by any such court.

                  (g) WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS LOAN

AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER OR THE BANK. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO MAKE THE LOAN.

         9. Limited Liability of the Borrower. Except as hereinafter set forth, the Borrower shall not have any personal liability for the payment of the Loan or for the payment of any sum or performance of any obligation under any of the Loan Documents, and in the event of a default under this Agreement or any of the other Loan Documents the Bank will look solely to the Real Property and Improvements, the rents, issues and profits thereof and any other Collateral specifically pledged, assigned or granted by the Borrower to the Bank as security for the Loan pursuant to this Agreement or any of the other Loan Documents, and any judgment obtained against the Borrower shall so note by its terms or as otherwise permissible by law. Subject to the aforesaid limitation, nothing herein contained shall be construed to prevent the Bank from exercising and enforcing any other remedy against the Borrower or any other person or entity allowed at law or in equity or by any statute or by the terms of this Agreement or any of the other Loan Documents or any other deed of trust, mortgage, security agreement, assignment of leases and rents, guaranty or any other security instrument of any kind now or hereafter securing payment of the Loan. In addition, notwithstanding anything to the contrary contained herein, the Borrower shall indemnify and hold the Bank harmless against, and shall be personally liable and obligated to the Bank for:

                  (a) the completion of construction of the Tenant Improvements in accordance with the respective deadlines therefor in the New Leases free and clear of any and all mechanics liens and any other liens and encumbrances;

                  (b) the payment on a current basis of all monthly installments of principal and interest with respect to the Acquisition Portion of the Loan and interest with respect to the Tenant Improvement Portion of the Loan (but excluding therefrom the entire unpaid principal balance of the Loan becoming due as a result of maturity or acceleration of the Loan to the extent not constituting a regular monthly installment);

                  (c) the principal amount of the Loan to the extent of $3,000,000, which may be allocated between the Acquisition Portion of the Loan and Tenant Improvement Portion of the Loan as the Bank shall determine in its sole discretion, and which shall not be reduced by any payments on account of the Acquisition Portion of the Loan or Tenant Improvement Portion of the Loan by the Borrower or by any other person or entity, whether by payments in the ordinary course or by mortgage foreclosure or otherwise; and

                  (d) an amount equal to all loss, liability, damage, cost and expense suffered or incurred by the Bank in any way arising out of, resulting from or relating to any one or more of the following: (i) any fraud or willful material misrepresentation committed by the Borrower; (ii) any retention by the Borrower of rental income, security deposits, or similar income of the Real Property and Improvements after an event of default has occurred under the Loan Documents to the extent of any such retention; (iii) any real property taxes or assessments accrued prior to the Bank's acquisition of ownership of the Real Property and Improvements following a default by the Borrower under the Loan;
(iv) removal or failure to replace any personal property securing the Loan, other than in the ordinary course of the Borrower's business; (v) misapplication of insurance or condemnation proceeds relating to the Real Property and Improvements; (vi) failure to maintain hazard or liability insurance relating to the Real Property and Improvements, in accordance with the Loan Documents; (vii) the presence of any Hazardous Substances or Wastes which may affect the Real Property and Improvements, or any misrepresentation or breach of any covenants or indemnities by the Borrower set forth in the Loan Documents with respect to Hazardous Substances or Wastes; (viii) any transfer of the Real Property and Improvements or any portion thereof other than Permitted Transfers; (ix) any indebtedness secured by a mortgage covering the Real Property and Improvements other than the Seller Loan; (x) any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution, liquidation or receivership proceedings instituted by or against the Borrower, unless and except to the extent that such proceedings are withdrawn, dismissed or discharged within ninety (90) days or unless the Bank obtains title to the Real Property and Improvements within nine
(9) months; and (xi) all fees and costs, including reasonable attorney fees, incurred in enforcing and collecting the foregoing.

         10. Miscellaneous

                  (a) Time of the Essence. All dates and times for the performance of the Borrower's obligations set forth herein shall be deemed to be of the essence of this Agreement.

                  (b) Broker's and Finder's Fees. The Borrower represents and warrants that it has not dealt with or through any broker or other intermediary in connection with the Loan except for CB Commercial and the Borrower agrees to indemnify, defend and hold the Bank harmless from and against any loss, liability or damage (including attorneys' fees and expenses) arising from any claim for a brokerage fee or finder's fee in connection with the Loan, including any claims by CB Commercial.

                  (c) Publicity. The Bank may, at its option and in such manner as it may determine, announce and publicize the source of the financing for the Real Property and Improvements at any time after the date of this Agreement.

                  (d) Severability. In the event that for any reason one or more of the provisions of this Agreement or their application to any person or circumstance shall be held to be invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (e) Successors and Assigns. This Agreement inures to the benefit of and binds the parties hereto and their respective heirs, personal representatives, successors and assigns, as applicable, and the words "Borrower" and "Bank" whenever occurring herein shall be deemed to include such respective heirs, personal representatives, successors and assigns, as applicable. However, the Borrower shall not voluntarily, or by operation of law, assign or transfer any interest which it may have under this Agreement or convey the Real Property and Improvements, or any part thereof, without the prior written approval of the Bank. The Bank may assign or otherwise transfer the Loan and any or all of the Loan Documents to any other person, and such other person shall thereupon become vested with all of the benefits in respect thereof granted to the Bank herein or otherwise. The Bank shall have the right to sell participations in the Loan to any other persons or entities without the consent of or notice to the Borrower. Without the consent of or notice to the Borrower, the Bank may disclose to any prospective purchaser of any securities issued or to be issued by the Bank, and any prospective or actual purchaser of any participation or other interest in the Loan or any other loans made by the Bank to the Borrower, any financial or other information, data or material in the Bank's possession relating to the Borrower, the Loan or the Real Property and Improvements.

                  (f) Notices. All notices required or desired to be given to either of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by a nationally recognized overnight courier or by certified or registered mail, return receipt requested, to such party at its address set forth below:

         Borrower:                  Brandywine Realty Trust
                                    Two Greentree Centre, Suite 100
                                    Marlton, New Jersey 08053
                                    Attention:  Gerard H. Sweeney, President and
                                                Chief Executive Officer
       with a
       copy to:                      Pepper, Hamilton & Scheetz
                                     3000 Two Logan Square
                                     18th and Arch Streets
                                     Philadelphia, Pennsylvania 19103
                                     Attention: Brad A. Molotsky, Esquire

          Bank:                      Summit Bank
                                     1800 Chapel Avenue West
                                     Cherry Hill, New Jersey 08002
                                     Attention: Amy Brown
                                                Regional Vice President

with a copy to:                     Miller Dunham & Doering
                                    l515 Market Street, Suite 1300
                                    Philadelphia, Pennsylvania l9l02
                                    Attention: David H. Huggler, Esquire

Such notice shall be deemed to be given when received if delivered personally or three (3) days after the date mailed if sent by a nationally recognized overnight courier or by certified or registered mail, return receipt requested. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

                  (g) Definitions; Number and Gender. In the event the Borrower consists of more than one person or entity, the obligations and liabilities hereunder of each of such persons and entities shall be joint and several, and the word "Borrower" shall mean all or some or any of them. For purposes of this Agreement, the singular shall be deemed to include the plural and the neuter shall be deemed to include the masculine and feminine, as the context may require.

                  (h) Conflicts Between Instruments. In the event of any conflict between the provisions of this Agreement and the provisions of any of the other Loan Documents, the provisions of this Agreement shall prevail.

                  (i) Captions. The captions or headings of the paragraphs of this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement.

                  (j) Renewal of Obligation. The Loan is a renewal and amendment and restatement in its entirety of the Amended Original Loans, and is not intended as an accord and satisfaction or novation of the Amended Original Loans.

                  (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

         IN WITNESS WHEREOF, the Borrower and the Bank have executed this Agreement on the date first above set forth.

WITNESS/ATTEST:                   BRANDYWINE REALTY TRUST, a Maryland Real
                                  Estate Investment Trust

                                  By: /s/ Gerald H. Sweeney
- -----------------------------         -------------------------------------
Name:                                Name:  Gerald H. Sweeney
Title:                               Title: President/CEO

                                  SUMMIT BANK

                                  By: /s/ Amy Brown RVP
                                      -------------------------------------
                                     Amy Brown
                                     Regional Vice President

                                    EXHIBIT A

ALL that certain land and premises situate in the Township of Cherry Hill, County of Camden and the State of New Jersey, bounded and described as follows:

TRACT #1-BEGINNING at a point in the Southerly right of way line of New Jersey State Highway Route #38, said point being corner formed by the intersection of the said line of New Jersey State Highway Route #38 with the Easterly right of way line of Third Avenue (50 feet wide), and extending; thence along the said right of way line of New Jersey State Highway Route #38; thence

(1) South 80 degrees 11 minutes 00 seconds East, 19.53 feet to an angle point common with the Southwesterly right of way line of the access road (ramp from New Jersey State Highway Route #38 to Haddonfield Road), and extending; thence along the said right of way line to the access road; thence

(2) South 45 degrees 29 minutes 39 seconds East, 336.69 feet to an angle point, and extending; thence along the right of way line; thence

(3) South 21 degrees 17 minutes 18 seconds East, 120.52 feet to a point formed by the intersection of said access road with the Westerly right of way line of Haddonfield-Sorrell Horse Road (formerly Stoy Landing Road) a/k/a Camden County Route #644 (formerly 66 feet wide), and extending; thence along the said right of way line of Haddonfield-Sorrell House Road; thence

(4) South 09 degrees 49 minutes 00 seconds West, 283.83 feet to an angle point, and extending; thence along the said right of way line of Haddonfield-Sorrell Horse Road; thence

(5) South 24 degrees 17 minutes 14 seconds West, 96.05 feet to an angle point, and extending; thence along the said right of way line of Haddonfield-Sorrell Road; thence

(6) South 09 degrees 49 minutes 00 seconds West, 257.21 feet to a point of curvature and extending; thence

(7) at the point of curvature in the Westerly right of way line of Haddonfield-Sorrell Horse Road, curving to the right having a radius of 30 feet, and an arc length of 57.17 feet to a point of tangency connecting the Northeasterly right of way line of Chapel Avenue (50 feet wide) a/k/a Camden County Route #626 with the said right of way line of Haddonfield-Sorrell Horse Road, and extending; thence along the said right of way line of Chapel Avenue; thence

(8) North 61 degrees 00 minutes 11 seconds West, 108.14 feet to an angle point, and extending; thence along the said right of way line of Chapel Avenue; thence

(9) North 52 degrees 03 minutes 39 seconds west, 43.50 feet to a corner in point common with Lot 3, Block 176.01 on the Current Tax Map of the Township of Cherry Hill, and extending; thence along a line common with Lot 3, Block 176.01; thence

(10) North 09 degrees 49 minutes 00 seconds East, 178.31 feet to a corner point common with Lots 2 and 3, Block 176.01, said Tax Map and lands now or formerly of Chapel Printing, and extending; thence along a line common with said Lot 2; thence

(11) South 80 degrees 11 minutes 00 seconds East, 29.43 feet to a corner point, and extending; thence along a line common with said Lot 2; thence

(12) North 09 degrees 49 minutes 00 seconds East, 52.21 feet to a corner point, and extending; thence along a line common with said Lot 2; thence

(13) North 80 degrees 11 minutes 00 seconds West, 183.71 feet to a corner point common with the Easterly right of way line of Third Avenue (50 feet wide), and extending; thence

(14) North 09 degrees 49 minutes 00 seconds East, 670.93 feet to a corner point common with the Southerly right of way line of New Jersey State Highway Route #38 and being the place of beginning.

BEING shown and designated as Lot 1, Block 176.01, Plate 18 on the Current Tax Map of the Township of Cherry Hill.

                                    EXHIBIT B

ALL that certain land and premises situate in the Township of Cherry Hill, County of Camden and the State of New Jersey, bounded and described as follows:

TRACT #2-BEGINNING at a point formed by the intersection of the Northeasterly line of Chapel Avenue (width varies) with the Southeasterly line of Third Avenue (50 feet wide) and extending; thence

(1) North 09 degrees 49 minutes 01 seconds East, along the Southeasterly line of Third Avenue, 142.67 feet to a point in the division line between existing Tax Lots 1 and 2, Block 176.01; thence

(2) South 80 degrees 10 minutes 59 seconds East, along said division line,
183.71 feet to point concrete monument in the division line between said Tax Lots; thence

(3) South 09 degrees 49 minutes 01 seconds West, along said division line, 52.21 feet to a set iron pin in the division line between said Tax Lots; thence

(4) North 80 degrees 10 minutes 59 seconds West, along said division line, 29.43 feet to a found iron pin for a corner in the division line between Tax Lots 1, 2 and 3, Block 176.01; thence

(5) South 09 degrees 49 minutes 01 seconds West along the division line between Tax Lots 1 and 3, Block 176.01, 180.26 feet to a point in the Northeasterly line of Chapel Avenue; thence

(6) North 53 degrees 04 minutes 12 seconds West, along said line of Chapel Avenue, 163.20 feet to an angle point in same; thence

(7) North 20 degrees 28 minutes 36 seconds West, along same, 17.86 feet to the point and place of beginning.

BEING shown and designated as Lots 2 and 3, Block 176.01, Plate 18 on the Township of Cherry Hill Tax Map.

                                    EXHIBIT C

                             Form of Lease Agreement

                                    EXHIBIT C
                     The Arthur Anderson Lease shall serve as the agreed upon form lease.